Intralinks Announces Second Quarter 2015 Results

NEW YORK, NY - August 5, 2015 - Intralinks Holdings, Inc. (NYSE: IL), a leading, global SaaS provider of secure enterprise content collaboration solutions, today announced results for its second quarter of 2015.

“We had strong performance in Q2, with our highest quarterly revenue performance to date,” said Ron Hovsepian, Intralinks’ President and CEO. “With contributions from both of our M&A and Enterprise businesses, we saw overall revenue growth of 9%, or 14% on a constant currency basis. This revenue growth, together with 15% growth in our 12-month Enterprise backlog, gives us confidence in our 2015 revenue objectives and long-term financial model.”

Second Quarter 2015

Total revenue was $69.0 million, compared to $63.6 million for the corresponding quarter last year.

•	M&A revenue was $34.7 million, compared to $32.5 million for the corresponding quarter last year.

•	Enterprise revenue was $26.6 million, compared to $23.4 million for the corresponding quarter last year.

•	DCM revenue was $7.7 million, compared to $7.7 million for the corresponding quarter last year.

GAAP gross margin was 72.0%, compared to 73.1% for the corresponding quarter last year. Non-GAAP adjusted gross margin was 75.1%, compared to 76.5% for the corresponding quarter last year.

GAAP operating loss was $(7.4) million, compared to $(7.0) million for the corresponding quarter last year. Non-GAAP adjusted operating income was $1.6 million, compared to $1.6 million for the corresponding quarter last year.

GAAP net loss was $(8.5) million, compared to $(5.7) million for the corresponding quarter last year. GAAP net loss per share was $(0.15) on the basis of 56.9 million weighted average shares outstanding. In the corresponding quarter last year, GAAP net loss per share was $(0.10) on the basis of 55.8 million weighted average shares outstanding.

Non-GAAP adjusted net income was $0.6 million, compared to non-GAAP adjusted net income of $0.2 million for the corresponding quarter last year. Non-GAAP adjusted net earnings per share was $0.01 on the basis of 58.5 million weighted average shares outstanding. In the corresponding quarter last year, non-GAAP adjusted net income per share was $0.00 on the basis of 57.3 million weighted average shares outstanding.

Non-GAAP adjusted EBITDA was $8.5 million, compared to $7.6 million for the corresponding quarter last year.

Cash, cash equivalents and investments were $56.8 million at June 30, 2015 compared to $50.3 million at March 31, 2015.

Business Outlook:

Based on information available as of August 5, 2015, Intralinks is providing guidance for 2015 as follows:

Third Quarter 2015

Revenue: $68.0 million to $69.0 million
GAAP operating loss: $(6.6) million to $(5.6) million
Non-GAAP adjusted operating income: $2.5 million to $3.5 million
Non-GAAP adjusted EBITDA: $9.2 million to $10.2 million
GAAP net loss per share: $(0.14) to $(0.13)
Non-GAAP adjusted net income per share: $0.01 to $0.02

Full Year 2015

Revenue: $272.0 million to $275.0 million
GAAP operating loss: $(25.9) million to $(23.9) million
Non-GAAP adjusted operating income: $10.0 million to $12.0 million
Non-GAAP adjusted EBITDA: $38.0 million to $40.0 million
GAAP net loss per share: $(0.58) to $(0.54)
Non-GAAP adjusted net income per share: $0.05 to $0.07

Our third quarter and full year guidance above is based on current foreign exchange rates. Excluding the impact of foreign currency exchange rates, our full year guidance reflects 10-12% revenue growth.

Quarterly Conference Call

Intralinks will host a conference call today at 5:00 p.m. Eastern Time (ET) to discuss the company's second quarter 2015 financial results and other corporate developments. To access this call, dial 888-348-8637 (domestic) or 412-902-4244 (international). A passcode is not required. This presentation will also be webcast live on the investor relations section on the Intralinks website at www.Intralinks.com/ir.  In conjunction with this call, there will also be accompanying slides with supplemental information available at the same website location.

Following the conference call, a replay will be available until August 12, 2015 at 877-870-5176 (domestic) or 858-384-5517 (international). The passcode for the replay is 10067539. An archived webcast of this conference call will also be available on the investor relations section on the Intralinks website at www.Intralinks.com/ir.

About Intralinks

Intralinks Holdings, Inc. (NYSE: IL) is a leading, global technology provider of secure enterprise content collaboration solutions. Through innovative Software-as-a-Service solutions, Intralinks offerings are designed to enable the exchange, control and management of information between organizations securely and compliantly when working through the firewall. More than 3.1 million professionals at 99% of the Fortune 1000 companies have depended on Intralinks' experience. With a track record of enabling high-stakes transactions and business collaborations valued at more than $28.1 trillion, Intralinks is a trusted provider of easy-to-use, enterprise strength, cloud-based collaboration solutions. For more information, visit www.Intralinks.com.

Non-GAAP Financial Measures

This press release includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP” or “U.S. GAAP”). These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies.

Management defines its non-GAAP financial measures as follows:

•	Non-GAAP adjusted gross profit represents the corresponding GAAP measure adjusted to exclude, if applicable: (1) amortization of intangible assets and (2) stock-based compensation expense.

•
Non-GAAP adjusted operating income represents the corresponding GAAP measure adjusted to exclude, if applicable: (1) amortization of intangible assets, (2) stock-based compensation expense and (3) impairment charges or asset write-offs.

•
Non-GAAP adjusted net income represents the corresponding GAAP measure adjusted to exclude, if applicable: (1) amortization of intangible assets, (2) stock-based compensation expense and (3) impairment charges or asset write-offs. The income tax expense included in non-GAAP adjusted net income is calculated using an estimated long-term effective tax rate.

•	Non-GAAP adjusted net income per share represents non-GAAP adjusted net income (which is defined above) divided by fully diluted weighted average shares outstanding.

•
Non-GAAP adjusted EBITDA represents net loss adjusted to exclude, if applicable: (1) depreciation and amortization, (2) amortization of intangible assets, (3) stock-based compensation expense, (4) impairment charges or asset write-offs, (5) interest expense, (6) amortization of debt issuance costs, (7) other (income) expense, net, and (8) income tax (benefit) expense.

•	Free cash flow represents net cash provided by operating activities less capitalized software development costs and capital expenditures.

•
The Company refers to growth rates at constant currency so that the results can be viewed without the impact of fluctuations in foreign currency exchange rates to facilitate comparisons of the Company's performance from one period to another. Constant currency for revenue is calculated by retranslating current and prior period revenue at a consistent rate.

Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance. In addition, free cash flow provides management with useful information for managing the cash needs of our business. Management also believes that these non-GAAP financial measures provide a more meaningful comparison of our operating results against those of other companies in our industry, as well as on a period-over-period basis, because these measures exclude items that are not representative of our operating performance, such as amortization of intangible assets, stock-based compensation expense and interest expense. Management believes that including these costs in our results of operations results in a lack of comparability between our operating results and those of our peers in the industry. However, non-GAAP adjusted gross profit, non-GAAP adjusted operating income, non-GAAP adjusted net income, non-GAAP adjusted net income per share, non-GAAP adjusted EBITDA and free cash flow are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered substitutes for or superior to gross profit, loss from operations, net loss, net loss per share and net cash provided by operating activities as indicators of operating performance.

Reconciliations of GAAP to Non-GAAP financial measures are included in this press release.

Forward Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  This press release contains expressed or implied forward-looking statements that are not based on historical information relating to, among other things, expectations and assumptions concerning management's forecast of financial performance, future business growth, and management's plans, objectives, and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things:  the uncertainty of our future profitability; our ability to sustain positive cash flow or to attain our enterprise backlog objectives; periodic fluctuations in our operating results; fluctuations in currency exchange rates; our ability to manage our expected growth; risks related to our substantial debt balances and our ability to generate or obtain sufficient capital to service our debt and fund our business; our ability to maintain the security and integrity of our systems; risks associated with the privacy and protection of information in our possession; our ability to increase our penetration in our principal existing markets and expand into additional markets; our ability to expand into new geographic markets; delays in market adoption and penetration of our products and services; difficulties developing, integrating and introducing new products and services; our dependence on the volume of financial and strategic business transactions; our dependence on customer referrals and relationships; our ability to maintain and expand our direct sales capabilities; our ability to develop and maintain strategic relationships to sell and deliver our solutions; customer renewal rates and attrition; our ability to maintain the compatibility of our services with third-party applications; competition and our ability to maintain our average sales prices; our ability to adapt to changing technologies; interruptions or delays in our service; international risks; uncertainties surrounding domestic and global economic conditions; our ability to protect our intellectual property; costs of being a public company; and risks related to changes in laws, regulations or governmental policy, including data privacy and tax regulations. Further information on these and other factors that could affect our financial results is contained in our public filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent quarterly reports.  Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Intralinks undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

“Intralinks”, “Intralinks VIA” and the Intralinks stylized logo are registered trademarks of Intralinks, Inc. © 2015 Intralinks, Inc.

Investor Contact:
David Roy
Intralinks Holdings, Inc.
212-342-7690
droy@intralinks.com

Media Contact:
Ian Bruce
Intralinks Holdings, Inc.
(Cell) 508-574-2016
ibruce@intralinks.com

Intralinks Holdings, Inc.
Consolidated Balance Sheets
(In Thousands, Except Share Data)
(unaudited)

	June 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$38,044	$40,682
Investments	17,647	11,825
Accounts receivable, net of allowances of $3,678 and $3,158, respectively	53,750	47,338
Deferred taxes	6,889	9,578
Prepaid expenses	5,126	6,602
Other current assets	17,368	3,626
Total current assets	138,824	119,651
Investments	1,106	12,630
Fixed assets, net	14,628	16,245
Capitalized software, net	42,617	39,798
Goodwill	224,383	224,383
Other intangibles, net	50,080	62,055
Other assets	7,735	6,676
Total assets	$479,373	$481,438
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts Payable	$12,440	$10,624
Current portion of long-term debt	837	906
Deferred revenue	51,581	49,193
Accrued expenses and other current liabilities	36,863	26,974
Total current liabilities	101,721	87,697
Long-term debt	77,613	77,933
Deferred taxes	6,889	9,578
Other long-term liabilities	4,757	5,291
Commitments and contingencies
Stockholders' equity:
Undesignated Preferred Stock, $0.001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding	—	—
Common Stock, $0.001 par value; 300,000,000 shares authorized; 57,575,569 and 57,084,340 shares issued and outstanding, respectively	58	57
Additional paid-in capital	447,904	441,596
Accumulated deficit	(157,053)	(139,210)
Accumulated other comprehensive loss	(2,516)	(1,504)
Total stockholders' equity	288,393	300,939
Total liabilities and stockholders' equity	$479,373	$481,438

Intralinks Holdings, Inc.
Consolidated Statements of Operations
(In Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Revenue	$68,975	$63,557	$135,281	$122,798
Cost of revenue	19,332	17,083	37,885	34,085
Gross profit	49,643	46,474	97,396	88,713
Operating expenses:
Sales and marketing	32,198	29,872	62,170	55,991
General and administrative	18,605	18,105	36,754	34,953
Product development	6,215	5,460	12,248	10,925
Total operating expenses	57,018	53,437	111,172	101,869
Loss from operations	(7,375)	(6,963)	(13,776)	(13,156)
Interest expense	1,069	1,005	2,199	1,965
Amortization of debt issuance costs	143	177	286	293
Other (income) expense, net	(658)	(18)	838	(209)
Net loss before income tax	(7,929)	(8,127)	(17,099)	(15,205)
Income tax expense (benefit)	562	(2,454)	744	(4,153)
Net loss	$(8,491)	$(5,673)	$(17,843)	$(11,052)
Net loss per common share:
Basic	$(0.15)	$(0.10)	$(0.31)	$(0.20)
Diluted	$(0.15)	$(0.10)	$(0.31)	$(0.20)
Weighted average number of shares:
Basic	56,862,896	55,812,187	56,728,439	55,696,792
Diluted	56,862,896	55,812,187	56,728,439	55,696,792

Intralinks Holdings, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(unaudited)

	Six months ended June 30,
	2015	2014
Cash flows from operating activities:
Net loss	$(17,843)	$(11,052)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	13,561	12,234
Amortization of intangible assets	11,975	11,814
Stock-based compensation expense	5,864	4,897
Deferred income tax benefit	—	(6,262)
Other, net	1,664	1,951
Changes in operating assets and liabilities:
Accounts receivable	(7,630)	(3,974)
Prepaid expenses and other assets	1,168	703
Accounts payable	502	1,378
Accrued expenses and other liabilities	(3,495)	(2,014)
Deferred revenue	2,184	1,212
Net cash provided by operating activities	7,950	10,887
Cash flows from investing activities:
Capitalized software development costs	(11,212)	(13,102)
Capital expenditures	(2,780)	(4,443)
Purchases of investments	—	(24,866)
Maturities of investments	5,550	24,490
Purchase of a cost method investment	(1,000)	(1,499)
Acquisitions, net of cash acquired	—	(8,632)
Restricted cash	—	2,443
Net cash used in investing activities	(9,442)	(25,609)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	—	79,200
Payments on long-term debt	(400)	(75,098)
Payments of outstanding financing arrangements	(152)	(224)
Debt issuance costs	—	(2,704)
Exercise of stock options and issuance of common stock, net of withholding taxes	443	240
Other	(562)	(188)
Net cash (used in) provided by financing activities	(671)	1,226
Effect of foreign exchange rate changes on cash and cash equivalents	(475)	537
Net decrease in cash and cash equivalents	(2,638)	(12,959)
Cash and cash equivalents at beginning of period	40,682	50,540
Cash and cash equivalents at end of period	$38,044	$37,581

Intralinks Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In Thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Gross profit	$49,643	$46,474	$97,396	$88,713
Gross margin	72.0%	73.1%	72.0%	72.2%
Cost of revenue – amortization of intangible assets	2,082	2,045	4,165	4,034
Cost of revenue – stock-based compensation expense	101	94	216	272
Non-GAAP adjusted gross profit	$51,826	$48,613	$101,777	$93,019
Non-GAAP adjusted gross margin	75.1%	76.5%	75.2%	75.7%

Loss from operations	$(7,375)	$(6,963)	$(13,776)	$(13,156)
Amortization of intangible assets	5,988	5,945	11,975	11,814
Stock-based compensation expense	2,980	2,568	5,864	4,897
Non-GAAP adjusted operating income	$1,593	$1,550	$4,063	$3,555

Net loss before income tax	$(7,929)	$(8,127)	$(17,099)	$(15,205)
Amortization of intangible assets	5,988	5,945	11,975	11,814
Stock-based compensation expense	2,980	2,568	5,864	4,897
Non-GAAP adjusted net income before tax	1,039	386	740	1,506
Non-GAAP income tax expense	395	146	281	572
Non-GAAP adjusted net income	$644	$240	$459	$934

Net loss	$(8,491)	$(5,673)	$(17,843)	$(11,052)
Depreciation and amortization	6,868	6,082	13,561	12,234
Amortization of intangible assets	5,988	5,945	11,975	11,814
Stock-based compensation expense	2,980	2,568	5,864	4,897
Interest expense	1,069	1,005	2,199	1,965
Amortization of debt issuance costs	143	177	286	293
Other (income) expense, net	(658)	(18)	838	(209)
Income tax expense (benefit)	562	(2,454)	744	(4,153)
Non-GAAP adjusted EBITDA	$8,461	$7,632	$17,624	$15,789
Non-GAAP adjusted EBITDA margin	12.3%	12.0%	13.0%	12.9%

Net cash used in operating activities	$16,122	$14,025	$7,950	$10,887
Capitalized software development costs	(6,109)	(8,163)	(11,212)	(13,102)
Capital expenditures	(2,347)	(3,019)	(2,780)	(4,443)
Free cash flow	$7,666	$2,843	$(6,042)	$(6,658)

Intralinks Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures - Guidance
(In Thousands)
(unaudited)

	Three Months Ending September 30, 2015	Year Ending December 31, 2015
Gross profit	$47,604	$193,931
Gross margin	69.5%	70.9%
Cost of revenue - amortization of intangible assets	2,083	8,331
Cost of revenue - stock-based compensation expense	105	423
Non-GAAP adjusted gross profit	$49,792	$202,685
Non-GAAP adjusted gross margin	72.7%	74.1%

Loss from operations	$(6,087)	$(24,913)
Amortization of intangible assets	5,987	23,949
Stock-based compensation expense	3,100	11,964
Non-GAAP adjusted operating income	$3,000	$11,000

Net loss before income tax	$(7,267)	$(30,576)
Amortization of intangible assets	5,987	23,949
Stock-based compensation expense	3,100	11,964
Non-GAAP adjusted net income before tax	1,820	5,337
Non-GAAP income tax expense	692	2,028
Non-GAAP adjusted net income	$1,128	$3,309

Net loss	$(7,776)	$(32,263)
Depreciation and amortization	6,700	28,000
Amortization of intangible assets	5,987	23,949
Stock-based compensation expense	3,100	11,964
Interest expense	1,065	4,309
Amortization of debt issuance costs	143	572
Other (income) expense, net	(28)	782
Income tax expense	509	1,687
Non-GAAP adjusted EBITDA	$9,700	$39,000
Non-GAAP adjusted EBITDA margin	14.2%	14.3%

Note: All forward-looking figures presented in these tables are stated at the mid-point of the estimated range.